Exhibit 99.2

First Quarter 2008 Financial Review and Analysis (Unaudited) April 22, 2008

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; credit risks; ability of the Company to obtain adequate financing arrangements; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases, without a significant loss of volume; (3) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition. The financial information presented in this document represents preliminary, unaudited financial results. Slide 3

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated April 22, 2008, and Slides 18 and 19 of this document.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies the anticipated full-year GAAP tax rate to the non-GAAP adjustments to determine adjusted non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 5

Challenging business conditions continued through Q1... actions underway to improve results Slowdown in U.S. retail environment drove sales declines (organic basis) for both RIS and Office Products Office Products customers reduced inventories... estimated two weeks' less inventory on hand vs. year ago Volume growth trend in roll materials improved vs. Q4, both in NA and Europe, but Graphics and Reflective declined PSM margins negatively impacted by pricing, weaker product mix, and raw material inflation Actions underway to weather the storm and position Company for economic rebound: Implementing price increases in Roll Materials (worldwide) and Office Products Executing Paxar integration Driving increased productivity across organization Protecting investment in key growth programs (RFID, emerging markets, RIS, other) Increasing focus on free cash flow... trimming capital/IT budgets and reducing working capital Remain committed to achieving original 2008 cash flow target

First Quarter Overview Net sales increased 18.4% over prior year Net effect of Paxar acquisition was approx. 14% Currency added 6% ($0.05 benefit to earnings per share) Sales declined approximately 2% on an organic basis Operating margin before restructuring and asset impairment charges and transition costs associated with the Paxar integration declined by 200 basis points vs. prior year Decline reflects carryover of 2007 price reductions in the roll materials business, raw material inflation, negative segment and product mix, as well as reduced fixed cost leverage Headwinds also included 50 basis points of margin compression from addition of base Paxar business (margin of base business is lower than Company-average before integration savings)

First Quarter Overview (continued) Annual effective tax rate for 2008 expected to be in the 15%-18% range (down from 18%-20% originally) Ongoing annual tax rate now expected to be in the 17%-19% range for the foreseeable future (down from 18%-20% previously), subject to significant volatility from quarter to quarter Effective tax rate for the quarter was negative (12.3%), primarily due to recognition of $21 million tax benefit from increased ability to realize deferred tax assets Reported E.P.S. of $0.69 includes $0.11 of restructuring charges, asset impairment, and transition costs for Paxar integration $0.06 of transition costs associated with Paxar integration $0.05 of restructuring and asset impairment charges Adjusted E.P.S. of $0.80

Reported Sales Growth 3.9% 8.1% 18.5% 21.4% 18.4% Management Analysis of Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). Q1-07 Q2-07 Q3-07 Organic Sales Growth(1) 1.3% 2.0% (0.1)% (0.6)% (1.9)% Acquisitions, Net of Divestitures (0.8)% 2.5% 14.5% 15.1% 14.1% Currency 3.5% 3.5% 4.1% 7.0% 6.1% Q4-07 Q1-08

Gross Profit Margin (Total Company) 25.8% 27.5% 28.1% Operating Margin (non-GAAP(2)): Pressure-Sensitive Materials 8.0% 9.7% 9.0% Retail Information Services (RIS) 1.0% 4.3% 6.8% Office and Consumer Products 11.1% 12.6% 21.9% Other Specialty Converting 5.8% 7.1% 2.1% Total Company 6.3% 7.8% 9.6% (1) See Slides 18 and 19 for reconciliation to reported results for Total Company and RIS. (2) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. Q1-08 Q1-07 Q4-07 Margin Analysis (Q1-07 restated for Paxar and Q4-07 change in LIFO accounting) Adjusted(1)

Key Factors Impacting Margin (see Slide 18 for prior year reconciliation for Paxar) Gross profit margin before Paxar integration costs declined by 40 basis points compared to prior year margin, as reported Adjusting the prior year number to include Paxar, gross profit margin declined 170 basis points This decline reflects impact of price competition and higher raw material costs, as well as negative segment and product mix shifts and reduced fixed cost leverage, partially offset by restructuring savings and other sources of productivity Marketing, general and administrative (MG&A) expense ratio before Paxar integration costs increased by 160 basis points compared to prior year MG&A ratio, as reported Adjusting the prior year number to include Paxar, MG&A expense ratio improved by 20 basis points On adjusted basis, absolute MG&A spending was up modestly compared to the prior year, as cost reductions were more than offset by amortization of intangibles related to Paxar acquisition (approx. $6 mil.) and general inflation

PRESSURE-SENSITIVE MATERIALS Reported sales of $920 mil., up 7% compared with prior year Organic sales growth of approx. 1%, slower than Q4 pace Change in sales for roll materials business by region, adjusted for the effect of currency and intercompany sales: Europe up at low single digit rate (improved vs. Q4 pace) North America declined at low single digit rate (similar to 2H-07) Asia growth in mid-teens South America roughly comparable to prior year Graphics & Reflective business down mid-single-digit rate before currency Excluding restructuring and asset impairment charges, operating margin declined 170 basis points vs. prior year to 8.0%, as the negative effects of pricing and raw material inflation more than offset benefits from restructuring and other productivity initiatives Q1-2008 Segment Overview

Q1-2008 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $372 mil., up 138% compared with prior year due to the Paxar acquisition Organic sales decline of approx. 1% Continued weakness of domestic retail apparel market; sales on products destined for European market remained solid Operating margin before transition costs and restructuring charges declined 330 basis points to 1.0%, as integration synergies (approx. $17 mil.) and other productivity actions were more than offset by the effects of: Employee-related / raw material cost inflation Reduced fixed cost leverage Negative price/mix Intangible amortization (approx. $6 mil.) and higher corporate cost allocation (approx. $4 mil.) associated with Paxar

Paxar Integration Update Targeting up to $125 mil. of annual synergy savings when complete Realized approx. $17 mil. of savings in Q1, up from $11 mil. in Q4 Over 75% of targeted savings expected to be captured in run rate by year-end No change to anticipated cash costs of integration ($165 - $180 mil) Last piece of permanent financing completed in February

Q1-2008 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $194 mil., down 9% compared with prior year Organic sales decline of approx. 12%, due in part to customer inventory reductions ($12 mil. estimated impact to net sales) Excluding restructuring charges, operating margin declined 150 basis points to 11.1%, as the benefit of restructuring and other productivity initiatives was more than offset by reduced fixed cost leverage OTHER SPECIALTY CONVERTING Reported sales of $159 mil., comparable to prior year Organic sales decline of approx. 4%, or roughly comparable to prior year when adjusted for exit of low margin distribution business Excluding restructuring charges, operating margin declined 130 basis points to 5.8%, as the benefit of restructuring and other productivity initiatives as well as a reduction in the loss from RFID was more than offset by reduced fixed cost leverage and cost inflation

Cash Flow and Debt-To-Total Capital (Millions, except as noted) Q1-08 Q1-07 Cash flow from operations $ 56.0 $ 11.9 Payment for capital expenditures $ 38.4 $ 56.4 Payment for software and other deferred charges $ 16.5 $ 15.0 Free Cash Flow(1) $ 1.1 $(59.5) Dividends $ 43.8 $ 42.7 Share Repurchase $ -- $ 58.4 Total debt to total capital 52.1% 39.3% (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges

2008 Earnings Guidance (revised): Key Considerations Guidance for adjusted (non-GAAP) earnings per share (see Slide 17 for reconciliation to GAAP): $4.00 to $4.30 (from $4.15 to $4.55 previously) Performance within range is highly dependent on organic growth and product mix Midpoint of range assumes no meaningful change in macro-economic environment over the balance of the year Positive factors contributing to our outlook: Incremental cost synergies from Paxar integration ($60 to $70 mil.) Restructuring actions already announced ($25 to $30 mil. incremental to 2007) Other restructuring and ongoing productivity initiatives Price increases to partially offset raw material inflation Reduced loss from building RFID business ($10 mil.) Currency translation benefit of approx. 5% to top-line (E.P.S. benefit of ~ $0.16) Lower tax rate Offsetting factors vs. 2007: Higher interest ($10 to $15 mil.) and stock option expense (~ $10 mil.) Raw material inflation (~2.5% before cost-outs, or approx. $70 mil.) General inflation and reinvestment of savings for growth

2008 Earnings Guidance (revised): Key Assumptions Reported revenue up 10% to 12%, including approximately 5% benefit from currency, and 7% from acquisitions Sales roughly flat on an organic basis, with modest volume growth offset by negative price/mix Raw material cost inflation of approximately 2.5% (~ $70 mil.), offset with benefit from global sourcing strategies, material cost-outs, and price increases Operating margin of 8.5% to 9.0% Interest expense of $115 to $120 mil. Effective tax rate of 15% to 18% (approx. 20% effective quarterly tax rate in Q2-Q4) Negligible change in shares outstanding Current Assumptions Previous Assumptions Reported revenue up 9.5% to 12.5%, including 2% to 3% from currency and 6.5% from acquisitions Sales up 1% to 3% on an organic basis Approx. 2% ($50-$55 mil.) 9% to 10% $125 to $135 mil. 18% - 20% Negligible change

2008 Earnings and Free Cash Flow Guidance 2008 Guidance Reported (GAAP) Earnings Per Share $3.60 - $3.90 Add Back: Estimated Integration Transition Costs, Restructuring and Asset Impairment Charges* ~ $0.40 Adjusted (non-GAAP) Earnings Per Share $4.00 to $4.30 * Subject to revision as plans are finalized Capital Expenditures & Investments in Software (ex-integration) ~ $170 mil. Free Cash Flow (before dividends) $400 to $450 mil. Cash Costs of Paxar Integration (before tax) ~ $ 65 mil. (revised)

Backup: First Quarter Margin Comparison Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company

Backup: First Quarter Margin Comparison Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS